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                       SUPPLEMENT DATED FEBRUARY 15, 2002
                  TO THE NEW ENGLAND ZENITH FUND (THE "TRUST")
                          PROSPECTUS DATED MAY 1, 2001

                              CAPITAL GROWTH SERIES
                        WESTPEAK GROWTH AND INCOME SERIES

         Capital Growth Series
         ---------------------

         On February 14, 2002, the Board of Trustees of the Trust approved the termination of the Capital Growth Series' investment advisory agreement with Capital Growth Management Limited Partnership effective May 1, 2002. The Board of Trustees also approved the adoption of a "fund of funds" structure, through which the Series will pursue its investment objective by investing in two or more mutual fund portfolios rather than directly in a portfolio of stocks. It is intended that effective May 1, 2002, the Series will invest its assets in three series of the Trust in approximately equal portions: the Capital Guardian U.S. Equity Series, the Jennison Growth Series and the FI Structured Equity Series (together, the "Underlying Series"). MetLife Advisers, LLC ("MetLife Advisers"), the investment adviser to the Series, also serves as investment adviser to each of the Underlying Series. Capital Guardian Trust Company will serve as the subadviser to the Capital Guardian U.S. Equity Series, Jennison Associates, LLC will serve as the subadviser to the Jennison Growth Series and Fidelity Management & Research Company will serve as the subadviser to the FI Structured Equity Series.

         As an investor in each Underlying Series, the Series will bear its pro rata share of the advisory fees paid by each Underlying Series to MetLife Advisers. The investment advisory fee rate schedule of each Underlying Series is the same as the current investment advisory fee rate schedule of the Series. Because this fee rate schedule will be applied separately based on the assets of each Underlying Series rather than across all three Underlying Series in the aggregate, the effective advisory fee rate under the fund of funds structure may be somewhat higher or lower than the current fee rate, depending on the asset levels of the Underlying Series.

         As MetLife Advisers receives an investment advisory fee from each of the Underlying Series, the Board of Trustees approved an amended and restated investment advisory agreement between the Series and MetLife Advisers, pursuant to which MetLife Advisers will receive no compensation for its advisory services.

         In addition to the operating expenses of the Series, the Series will bear a pro rata share of the operating expenses of the Underlying Series. Because of this duplication of expenses, the fund of funds structure may result in a higher expense ratio than if the structure were not used.

         Also, effective May 1, 2002, the name of the Series will be changed to the "Zenith Equity Series".

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         Westpeak Growth and Income Series
         ---------------------------------

         Effective May 1, 2002, Fidelity Management & Research Company ("FMR") will replace Westpeak Investment Advisors, L.P. as subadviser to the Series. As of the same date, the name of the Series will change to "FI Structured Equity Series". The investment policies of the Series will also change such that FMR will invest in equity securities that FMR believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings growth potential, and cash flow. FMR will use the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments.

         The supplement contains revisions to information contained in the Prospectus pertaining to the above Series, and you should only read this supplement along with the Prospectus.

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